Exhibit 99.1

July 8, 2013

American Apparel, Inc. Announces an Additional $15 Million Commitment Under Its US Revolving Credit Facility

LOS ANGELES--(BUSINESS WIRE)-- American Apparel, Inc. (NYSE MKT: APP), a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel, announced a $15 million increase in its revolving credit facility with Capital One Leverage Finance Corp. As a part of this transaction, The Bank of Montreal was added as a loan participant and the total commitment under this facility was raised to $50 million from $35 million. The additional commitment was made under substantially the same terms of the existing facility.

"We are very pleased with the expansion of our credit facility and proud to have Capital One and The Bank of Montreal as business partners. The expanded facility strengthens our balance sheet and provides us with greater flexibility to continue investing in our business and deliver on our 2013 financial targets. Our business fundamentals and momentum remain strong, and we are committed to building long-term shareholder value through financially smart decisions that drive return on capital," stated Dov Charney, American Apparel's Chairman and Chief Executive Officer.

About American Apparel

American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of June 30, 2013, American Apparel had approximately 10,000 employees and operated 245 retail stores in 20 countries, including the United States, Canada, Mexico, Brazil, United Kingdom, Ireland, Austria, Belgium, France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland, Australia, Japan, South Korea, and China. American Apparel also operates a global e-commerce site that serves over 60 countries worldwide at http://www.americanapparel.net. In addition, American Apparel operates a leading wholesale business that supplies high quality T-shirts and other casual wear to distributors and screen printers.

About Capital One

Capital One Financial Corporation (www.capitalone.com) is a financial holding company whose subsidiaries, which include Capital One, N.A., and Capital One Bank (USA), N. A., had $212.5 billion in deposits and $312.9 billion in total assets outstanding as of December 31, 2012. Headquartered in McLean, Virginia, Capital One offers a broad spectrum of financial products and services to consumers, small businesses and commercial clients through a variety of channels. Capital One, N.A. has more than 900 branch locations primarily in New York, New Jersey, Texas, Louisiana, Maryland, Virginia and the District of Columbia. ING DIRECT, a division of Capital One, N.A., offers direct banking products and services to customers nationwide. A Fortune 500 company, Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 100 index.

About BMO Financial Group

Established in 1817 as Bank of Montreal, BMO Financial Group is a highly diversified North American financial services organization. With total assets of $555 billion as at April 30, 2013, and more than 46,000 employees, BMO Financial Group provides a broad range of retail banking, wealth management and investment banking products and solutions.

Safe Harbor Statement

This press release, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the Company's future financial condition, performance and flexibility; results of operations; future business plans. Such forward-looking statements are based upon the current beliefs and expectations of American Apparel's management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the ability to generate sufficient liquidity for operations and debt service; changes in the level of consumer spending or preferences or demand for the Company's products; increasing competition, both in the U.S. and internationally; the evolving nature of the Company's business; the Company's ability to hire and retain key personnel and the Company's relationship with its employees; suitable store locations and the Company's ability to attract customers to its stores; the availability of store locations at appropriate terms and the Company's ability to identify and negotiate new store locations effectively and to open new stores and expand internationally; effectively carrying out and managing the Company's strategy, including growth and expansion both in the U.S. and internationally; disruptions in the global financial markets; failure to maintain the value and image of the Company's brand and protect its intellectual property rights; declines in comparable store sales and wholesale revenues; financial nonperformance by the Company's wholesale customers;

the adoption of new accounting pronouncements or changes in interpretations of accounting principles; seasonality of the business; consequences of the Company's significant indebtedness, including the Company's relationships with its lenders and the Company's ability to comply with its debt agreements, including the risk of acceleration of borrowings thereunder as a result of noncompliance; the Company's ability to generate cash flow to service its debt; the Company's liquidity and losses from operations; the Company's ability to develop and implement plans to improve its operations and financial position; costs of materials and labor, including increases in the price of yarn and the cost of certain related fabrics; the Company's ability to pass on the added cost of raw materials to its wholesale and retail customers; the Company's ability to improve manufacturing efficiency at its production facilities; the Company's ability to effectively manage inventory and inventory reserves; location of the Company's facilities in the same geographic area; manufacturing, supply or distribution difficulties or disruptions; risks of financial nonperformance by customers; investigations, enforcement actions and litigation, including exposure from which could exceed expectations; compliance with or changes in U.S. and foreign government laws and regulations, legislation and regulatory environments, including environmental, immigration, labor and occupational health and safety laws and regulations; interest rate and foreign currency risks; loss of U.S. import protections or changes in duties, tariffs and quotas and other risks associated with international business including disruption of markets and foreign supply sources and changes in import and export laws; technological changes in manufacturing, wholesaling, or retailing; the Company's ability to upgrade its information technology infrastructure and other risks associated with the systems that are used to operate the Company's online retail operations and manage the Company's other operations; adverse changes in its credit ratings and any related impact on financing costs and structure; general economic and industry conditions, including U.S. and worldwide economic conditions; disruptions due to weather or climate change; and other risks detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013. The Company's filings with the SEC are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

American Apparel, Inc.
John J. Luttrell
Chief Financial Officer
(213) 488-0226
or
ICR, Inc.
John Rouleau
Managing Director
(203) 682-8342
John.Rouleau@icrinc.com

Source: American Apparel, Inc.

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